                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 23
Dividend Reinvestment Plan....................... 24

VGM ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to                      [PHOTO]
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief            DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW
    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term

                                                           Continued on page two
municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of October 31, 1997

AAA...................  50.5%
AA....................  11.6%
A.....................   9.3%
BBB...................  26.1%
BB....................   0.2%
Non-Rated.............   2.3%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to maintain a heavy weighting in high-quality bonds. As of October 31, 50.5 percent of long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Though little changed from six months earlier, the level of AAA-rated debt was up sharply from the 40 percent level that prevailed at the end of the previous fiscal year. The increase in AAA-rated bonds in the portfolio reflects the proliferation of insured bonds that currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities.
    Of the Trust's remaining long-term investments, 26.1 percent were rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's, and 2.5 percent were rated BB or were not rated. Bonds rated BBB and below tend to perform better when rates are rising and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels as a result of the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component in the same

                                                         Continued on page three
maturity. Because of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    During the period, we focused on enhancing the Trust's call protection as well as its potential for price appreciation. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased long-term discount bonds that will not be callable for many years, and sold bonds that we expect will be called in the near term. Purchases favored AAA-rated bonds, while sales emphasized lower-rated securities because of the tight credit spreads. These sales included the bulk of the Trust's holdings in a New Hampshire utility company that was stable, but was experiencing some credit problems, and some single-family housing bonds that had appreciated in price. Throughout these adjustments, we maintained a portfolio that was well-diversified in both market sectors and state issuers. Currently, the portfolio represents 39 states, Washington, D.C., and Puerto Rico.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained the Trust's duration in line with the benchmark during the fiscal year in order to limit its price volatility in response to changing interest rates. We believe the leveraged structure of the portfolio, which involves borrowing short-term funds in order to purchase long-term municipal securities, exposes the portfolio to a sufficient amount of price volatility. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling; portfolios with short durations tend to do better when rates are rising. During the second half of the fiscal year, when rates were declining, the Trust's relatively short duration hindered performance, but its leveraged structure enhanced gains. At the end of the fiscal year, the Trust duration stood at 7.07 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF OCTOBER 31, 1997*

                    General Purpose................... 16.4%
                    Industrial Revenue................ 16.1%
                    Health Care....................... 12.7%
                    Single-Family Housing............. 11.7%
                    Transportion....................... 6.4%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Investment Grade Municipals generated a total return at market price of 8.92 percent(1). The Trust offered a tax-exempt distribution rate of
6.33 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $16.125, a 6.74 percent discount to its net

                                                          Continued on page four
asset value of $17.29. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.89 percent(4) (for investors in the 36 percent federal income tax bracket).
    Due to declining interest rates and a number of positions that were called from the Trust, the earnings power of the Trust declined. As a result, the Board of Trustees approved a decrease in its monthly dividend from $0.0950 to $0.0875 per common share, paid December 31, 1996, and from $0.0875 to $0.0850, payable June 30, 1997.



TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1997



                    NOV       DEC       JAN       FEB       MAR      APR      MAY      JUN      JUL      AUG     SEP        OCT
                    1996      1996      1997      1997      1997     1997     1997     1997     1997     1997    1997       1997
Distribution Per
Common Share       $.0950    $.0875    $.0875    $.0875    $.0875   $.0875   $.0875    $.0850   $.0850  $.0850   $.0850     $.0850

The dividend history represents past performance of the Trust and does not predict the trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.

                                                          Continued on page five

    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........     8.92%
One-year total return based on NAV(2)....................    10.94%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     6.33%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.89%

 SHARE VALUATIONS

Net asset value..........................................  $  17.29
Closing common stock price...............................  $16.1250
One-year high common stock price (10/03/97)..............  $16.4375
One-year low common stock price (12/17/96)...............  $14.7500
Preferred share (Series A) rate(5).......................    3.592%
Preferred share (Series B) rate(5).......................    3.530%
Preferred share (Series C) rate(5).......................    3.550%
Preferred share (Series D) rate(5).......................    3.500%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.2%
          ALABAMA  3.5%
$ 6,500   Birmingham, AL North Med Clinic Brd Rev Ser A
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   7.500%   07/01/15  $  7,225,790
  8,600   Birmingham, AL North Med Clinic Brd Rev Ser B
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   8.000    07/01/15     9,686,352
  4,000   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj..........................   7.750    01/01/20     4,279,320
  4,250   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj Ser A....................   6.500    09/01/25     4,569,090
                                                                                 ------------
                                                                                   25,760,552
                                                                                 ------------
          ARKANSAS  1.9%
 12,500   Blytheville, AR Solid Waste Recycling & Swr
          Treatment Rev Nucor Corp Proj....................   6.900    12/01/21    13,565,000
                                                                                 ------------
          CALIFORNIA  5.4%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd).................................   6.000    09/01/16     1,436,266
    635   California Edl Fac Auth Rev Univ of La Verne.....   5.400    04/01/99       640,823
    670   California Edl Fac Auth Rev Univ of La Verne.....   5.600    04/01/00       680,840
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (AMBAC Insd)...............   6.000    07/01/27     2,068,540
  5,000   Desert Hosp Dist CA Hosp Rev Com Partn
          (Prerefunded @ 07/23/02) (FSA Insd)..............   6.392    07/28/20     5,557,150
 25,750   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Sr Lien Ser A....................................       *    01/01/23     6,220,685
 13,765   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)(b).........................................   6.000    07/01/06    15,190,779
  2,000   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)............................................   6.000    06/01/09     2,230,120
  2,000   Pajaro Vly, CA Uni Sch Dist Ctfs Partn Sch Fac
          Brdg Fdg Pgm (FSA Insd)..........................   5.850    09/01/32     2,081,320
  7,080   San Joaquin Hills, CA Tran Toll Cap Apprec Ser A
          Rfdg (MBIA Insd).................................       *    01/15/26     1,549,458
  2,000   Southern CA Pub Pwr Auth (FSA Insd)..............   6.000    07/01/12     2,122,420
                                                                                 ------------
                                                                                   39,778,401
                                                                                 ------------
          COLORADO  5.1%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   6.950    08/31/20     1,182,420
  1,500   Colorado Hsg Fin Auth Multi-Family Hsg Ins Mtg
          Ser B2...........................................   5.800    10/01/28     1,509,150
  1,000   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.650    11/01/26     1,135,530
  2,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B2...............................................   7.450    11/01/27     2,858,525
  7,000   Denver, CO City & Cnty Arpt Rev Ser A............   8.500    11/15/23     7,892,010
  3,675   Denver, CO City & Cnty Arpt Rev Ser A............   8.750    11/15/23     4,258,574
  1,325   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).........................   8.750    11/15/23     1,565,276
  7,230   Denver, CO City & Cnty Arpt Rev Ser A............   8.000    11/15/25     8,006,285
    685   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).........................   8.000    11/15/25       772,166
  2,000   Denver, CO City & Cnty Arpt Rev Ser D Rfdg (MBIA
          Insd)............................................   5.500    11/15/25     2,011,460

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 2,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Rfdg Sr Ser
          B (MBIA Insd)....................................       *    09/01/22  $    528,700
  1,685   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg..............................   7.000%   12/01/00     1,802,933
  3,250   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg..............................   7.500    12/01/11     3,574,643
                                                                                 ------------
                                                                                   37,097,672
                                                                                 ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     2,118,440
                                                                                 ------------
          DISTRICT OF COLUMBIA  0.2%
  1,600   District of Columbia Ser E (FSA Insd)............   6.000    06/01/13     1,680,320
                                                                                 ------------
          FLORIDA  2.3%
  1,000   Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
          Rev Pompano Oaks Apts Proj Rfdg (GNMA
          Collateralized)..................................   6.000    12/01/27     1,031,980
 16,490   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (AMBAC Insd).....................................       *    10/01/26     2,999,036
  1,200   Florida Hsg Fin Agy Homeowner Mtg Ser 2 (MBIA
          Insd)............................................   5.900    07/01/29     1,236,648
  1,400   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)........................   6.250    03/01/15     1,522,108
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22     1,159,900
  2,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg..............   7.875    12/15/25     2,325,320
  3,050   Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
          Insd)............................................   5.375    08/01/17     3,084,252
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC Insd)......   4.750    06/01/15     3,275,118
                                                                                 ------------
                                                                                   16,634,362
                                                                                 ------------
          GEORGIA  1.4%
  3,150   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................   6.350    05/01/19     3,296,349
  5,900   Municipal Elec Auth GA Spl Oblig Fifth Crossover
          Proj One (MBIA Insd).............................   6.500    01/01/17     6,834,855
                                                                                 ------------
                                                                                   10,131,204
                                                                                 ------------
          HAWAII  0.9%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd).........   6.750    07/01/21     6,485,220
                                                                                 ------------
          ILLINOIS  10.0%
  2,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)............................................   5.750    12/01/20     2,070,420
  4,865   Chicago, IL Cap Apprec (AMBAC Insd)..............       *    07/01/16     1,593,142
  1,600   Chicago, IL Cent Pub Lib Ser A (AMBAC Insd)......   6.650    01/01/05     1,759,904
  1,800   Chicago, IL Cent Pub Lib Ser A (AMBAC Insd)......   6.700    01/01/06     1,994,922
  1,600   Chicago, IL Cent Pub Lib Ser B (AMBAC Insd)......   6.650    01/01/05     1,759,904
  1,400   Chicago, IL Cent Pub Lib Ser C (AMBAC Insd)......   6.650    01/01/05     1,539,916
  1,500   Chicago, IL Cent Pub Lib Ser C (AMBAC Insd)......   6.700    01/01/06     1,662,435
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt Second
          Lien Ser A Rfdg (MBIA Insd)......................   6.375    01/01/12     7,681,660
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc........................................   8.500    05/01/18    15,022,736

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,600   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A...........................   8.850%   05/01/18  $  4,042,872
  4,505   East Peoria, IL Ser C Rfdg.......................   7.000    05/01/17     5,026,634
  3,285   Illinois Dev Fin Auth Rev Presbyterian Home Lake
          Proj B...........................................   6.300    09/01/22     3,533,182
  2,000   Illinois Edl Fac Auth Rev Lewis Univ.............   6.100    10/01/16     2,077,420
  2,000   Illinois Hlth Fac Auth Rev Edward Hosp Assn Proj
          (Prerefunded @ 02/15/02).........................   7.000    02/15/12     2,241,340
  1,900   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd).....................................   6.750    04/15/17     2,203,962
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750    10/01/17     1,033,080
  2,000   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg.............................................   6.000    11/15/10     2,082,660
  2,400   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Cent (Prerefunded @ 05/15/02)...............   7.250    05/15/22     2,729,160
  2,275   Illinois Hlth Fac Auth Rev South Suburban Hosp...   7.000    02/15/18     2,636,429
  1,475   Illinois Hlth Fac Auth Rev South Suburban Hosp
          (Prerefunded @ 02/15/02).........................   7.000    02/15/18     1,651,764
  3,185   Illinois Hsg Dev Auth Multi-Family Hsg Ser C.....   7.400    07/01/23     3,349,537
  8,845   Metropolitan Pier & Expo Auth IL Dedicated St Tax
          Rev McCormick Pl Expansion Ser A (FGIC Insd).....       *    06/15/16     3,285,121
  1,105   Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev Cap
          Apprec Ser B (FGIC Insd).........................       *    12/01/15       417,900
  1,400   Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg....   6.750    04/01/12     1,539,538
                                                                                 ------------
                                                                                   72,935,638
                                                                                 ------------
          INDIANA  1.0%
  2,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc
          Oblig Group (MBIA Insd)(a).......................   5.250    07/01/22     1,938,020
  4,500   Indianapolis, IN Arpt Auth Rev Spl Fac Federal
          Express Corp Proj................................   7.100    01/15/17     5,053,590
                                                                                 ------------
                                                                                    6,991,610
                                                                                 ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)................   6.150    05/01/32     1,941,484
  2,375   Iowa Student Ln Liquidity Corp Rev Ser C.........   6.950    03/01/06     2,578,965
                                                                                 ------------
                                                                                    4,520,449
                                                                                 ------------
          KENTUCKY  4.1%
 10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/20    11,067,000
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125    02/01/21    12,017,940
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd)(a)..............   5.800    03/01/03     1,586,865
  1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd)(a)..............   6.200    03/01/08     1,103,490
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd)(a)..............   6.250    03/01/09     1,660,905

                                              See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          KENTUCKY (CONTINUED)
$ 1,000   Kentucky Econ Dev Fin Hosp Sys Rev Rfdg & Impt
          Appalachian Regl(a)..............................   5.875%   10/01/22  $    994,100
  1,315   Kentucky Hsg Corp Hsg Rev Ser B..................   6.250    07/01/28     1,380,185
                                                                                 ------------
                                                                                   29,810,485
                                                                                 ------------
          MAINE  2.1%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA Insd)........   5.800    11/01/20     2,728,387
  5,250   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/19     5,531,925
  6,755   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/22     7,120,243
                                                                                 ------------
                                                                                   15,380,555
                                                                                 ------------
          MARYLAND  0.7%
  4,925   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser................   7.300    04/01/25     5,269,011
                                                                                 ------------
          MASSACHUSETTS  3.3%
  2,975   Massachusetts Muni Wholesale Elec Co Pwr Supply
          Sys Rev Ser A (AMBAC Insd).......................   5.000    07/01/14     2,905,772
 12,685   Massachusetts St Cons Ln Ser D (Prerefunded @
          07/01/01)........................................   6.875    07/01/10    14,059,927
  2,410   Massachusetts St Hsg Fin Agy Residential Dev Ser
          C (FNMA Collateralized)..........................   6.875    11/15/11     2,622,731
  4,000   Massachusetts St Tpk Auth Ser A (MBIA Insd)......   5.000    01/01/37     3,777,360
  1,000   Massachusetts St Wtr Res Auth Ser B (MBIA
          Insd)............................................   4.750    12/01/21       912,940
                                                                                 ------------
                                                                                   24,278,730
                                                                                 ------------
          MICHIGAN  4.7%
  3,015   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/17       979,362
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/18       926,346
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/19       874,435
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/22       733,769
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/23       692,594
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/24       653,737
  8,015   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
          (FSA Insd).......................................   6.875    05/01/09     8,702,447
  3,500   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/15     1,383,235
  2,765   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/16     1,027,225
  2,500   Kalamazoo, MI Hosp Fin Auth Hosp Fac Rev Bronson
          Methodist Rfdg & Impt (MBIA Insd)................   5.875    05/15/26     2,592,375
 12,995   Michigan St Hosp Fin Auth Rev Sisters of Mercy
          Hlth Corp Ser J (Prerefunded @ 02/15/01).........   7.000    02/15/21    14,329,587
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).........................   7.750    10/01/20     1,638,392
                                                                                 ------------
                                                                                   34,533,504
                                                                                 ------------
          MINNESOTA  0.4%
  2,800   Minnesota Agricultural & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA Insd).....   5.750    11/15/26     2,898,392
                                                                                 ------------
          MISSISSIPPI  0.4%
  3,000   Medical Cent Edl Bldg Corp MS Rev Univ MS Med
          Cent Proj (MBIA Insd)............................   5.900    12/01/23     3,091,230
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MISSOURI  0.9%
$ 6,800   Saint Louis, MO Indl Dev Auth Sewage & Solid
          Waste Disp Fac Rev Anheuser-Busch Proj...........   5.750%   12/01/27  $  6,951,028
                                                                                 ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200    10/01/22     3,366,390
                                                                                 ------------
          NEW HAMPSHIRE  0.6%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300    05/01/22     1,071,040
  1,500   New Hampshire St Hsg Fin Auth Single Family Rev
          Mtg Acquisition Ser B Rfdg.......................   6.100    07/01/28     1,551,780
  1,500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl
          Pub Svcs Co of NH Proj Ser C.....................   7.650    05/01/21     1,593,915
                                                                                 ------------
                                                                                    4,216,735
                                                                                 ------------
          NEW JERSEY  5.5%
 25,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    27,421,500
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000    07/01/06     2,213,940
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser A
          Rfdg.............................................   6.950    05/01/15    10,819,400
                                                                                 ------------
                                                                                   40,454,840
                                                                                 ------------
          NEW YORK  17.2%
  3,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     3,075,900
 12,155   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac Ser 5 Rfdg...................................   6.500    07/01/16    13,007,308
  2,000   Metropolitan Tran Auth NY Tran Fac Rev Svcs
          Contract Ser R Rfdg(a)...........................   5.500    07/01/17     1,931,580
  1,740   New York City Ser A (Prerefunded @ 08/15/01).....   8.000    08/15/20     1,997,120
  2,500   New York City Ser A Rfdg.........................   7.000    08/01/05     2,838,350
  3,000   New York City Ser A Rfdg.........................   7.000    08/01/06     3,425,280
  5,000   New York City Ser A Rfdg.........................   6.500    08/01/14     5,370,250
  2,900   New York City Ser C Rfdg.........................   6.500    08/01/04     3,162,305
    745   New York City Ser C Subser C1....................   7.500    08/01/19       842,789
  7,755   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)........................................   7.500    08/01/19     8,943,221
  1,850   New York City Ser G..............................   5.875    10/15/14     1,910,143
  5,000   New York City Ser I..............................   6.000    04/15/12     5,253,700
 10,000   New York City Tran Auth Tran Fac Livingston Plaza
          Proj Rfdg (FSA Insd).............................   5.400    01/01/18    10,249,800
  2,500   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,514,800
 13,500   New York St Dorm Auth Rev City Univ Sys Ser C....   7.500    07/01/10    16,367,400
  1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.625    05/15/13     1,014,380
  2,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.375    05/15/16     1,966,560
  2,170   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A............................................   5.750    08/15/10     2,284,967
  3,750   New York St Dorm Auth Rev St Univ Edl Fac........   5.000    05/15/17     3,585,450

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 5,725   New York St Environmental Fac Corp Spl Oblig
          Riverbank State Park (Prerefunded @ 04/01/02)....   7.375%   04/01/22  $  6,547,053
  5,000   New York St Hsg Fin Agy Svcs Contract Oblig Rev
          Ser A (Prerefunded @ 03/15/02)...................   7.375    09/15/21     5,712,200
  2,840   New York St Loc Govt Assistance Corp Ser E
          Rfdg.............................................   6.000    04/01/14     3,116,786
  3,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................   6.750    08/15/14     3,372,720
  5,875   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375    11/01/20     5,749,804
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg.............................................   6.200    10/01/26     2,625,075
  1,500   New York St Urban Dev Corp Rev Proj Cent for Indl
          Innovation Rfdg..................................   5.500    01/01/13     1,533,240
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/22     3,094,830
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25     4,095,040
                                                                                 ------------
                                                                                  125,588,051
                                                                                 ------------
          NORTH CAROLINA  3.0%
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (MBIA Insd)......................................   6.000    01/01/12    16,564,800
  5,150   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          Rfdg (FSA Insd)..................................   6.200    01/01/18     5,549,279
                                                                                 ------------
                                                                                   22,114,079
                                                                                 ------------
          OHIO  0.5%
  1,500   Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Partners Ser B Rfdg (MBIA Insd)..................   5.625    09/01/14     1,555,695
  1,000   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1 (GNMA
          Collateralized)..................................   6.150    03/01/29     1,050,570
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd)...............   6.375    04/01/29     1,079,680
                                                                                 ------------
                                                                                    3,685,945
                                                                                 ------------
          OKLAHOMA  3.7%
 17,475   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.375    12/01/20    18,988,335
  7,500   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.600    12/01/30     8,278,575
                                                                                 ------------
                                                                                   27,266,910
                                                                                 ------------
          OREGON  1.6%
  7,670   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B............................   6.875    07/01/28     8,194,321
  3,300   Oregon St Vets Welfare Ser 76A...................   6.050    10/01/28     3,462,459
                                                                                 ------------
                                                                                   11,656,780
                                                                                 ------------
          PENNSYLVANIA  5.7%
  2,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)............................   6.625    01/01/22     2,698,450
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
          Francis Med Cent Proj............................   5.750    05/15/17     1,018,550
  5,650   Butler, PA Area Sch Dist Cap Apprec (FGIC
          Insd)............................................       *    11/15/24     1,204,128

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,900   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle
          Hlth Sys Proj Rfdg (MBIA Insd)...................   5.500%   05/15/27  $  2,914,703
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
          Rfdg (FHA Gtd)...................................   7.000    08/01/22     4,360,080
  7,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
          Ser E Rfdg (MBIA Insd)...........................   6.700    12/01/21     7,652,050
  1,000   Penn Hills, PA (FGIC Insd).......................   5.900    12/01/17     1,055,470
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)....................................   7.000    04/01/24     1,594,275
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          60A Rfdg.........................................   5.850    10/01/27     2,543,625
  3,000   Pennsylvania Hsg Fin Agy Single Family Ser 56A...   6.150    10/01/27     3,122,220
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)...........   5.625    12/01/27     1,024,330
  6,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)............................................   6.250    07/01/08     6,587,520
  1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Temple Univ Hosp Ser A.......................   6.500    11/15/08     1,109,900
  2,600   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC
          Insd)(a).........................................   5.000    08/01/17     2,520,466
  2,500   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC
          Insd)(a).........................................   5.000    08/01/22     2,397,050
                                                                                 ------------
                                                                                   41,802,817
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn Corp Spl Oblig
          Ser A (Prerefunded @ 08/01/02)...................   6.950    08/01/22     1,697,325
                                                                                 ------------
          SOUTH CAROLINA  0.4%
  2,700   Charleston Cnty, SC Solid Waste (MBIA Insd)......   6.000    01/01/14     2,877,984
                                                                                 ------------
          SOUTH DAKOTA  0.3%
  1,990   South Dakota Hsg Dev Auth Homeownership Mtg Ser
          C................................................   7.300    05/01/24     2,092,007
                                                                                 ------------
          TENNESSEE  1.0%
  6,711   Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
          Edgewater Terr Rfdg (FHA Gtd)....................   7.375    01/20/27     7,216,942
                                                                                 ------------
          TEXAS  3.1%
  9,790   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................   7.500    12/01/29    10,672,471
  2,000   Coastal Bend Hlth Fac Dev Corp TX Incarnate Word
          Hlth Svcs Ser A (FSA Insd).......................   6.000    11/15/22     2,082,500
  1,500   North Cent TX Hlth Fac Dev Hlth Fac C C Young Mem
          Proj.............................................   6.300    02/15/15     1,571,550
  6,000   Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys Ser C
          (MBIA Insd)......................................   5.000    02/15/22     5,684,640
  2,615   Texas St Dept Hsg & Community Affairs Single
          Family Rev Teams Mtg Ser A Class 3 (MBIA Insd)...   5.800    09/01/29     2,642,222
                                                                                 ------------
                                                                                   22,653,383
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          UTAH  1.1%
$ 2,500   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg
          (MBIA Insd)......................................   4.750%   05/15/20  $  2,259,400
  1,095   Utah St Hsg Fin Agy Single Family Mtg Mezzanine
          Issue H1 (AMBAC Insd)............................   6.000    07/01/12     1,138,833
  3,355   Utah St Hsg Fin Agy Single Family Mtg Ser A2 (FHA
          Gtd).............................................   7.150    07/01/25     3,546,302
  1,015   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)........................................   7.100    07/01/14     1,089,775
                                                                                 ------------
                                                                                    8,034,310
                                                                                 ------------
          VIRGINIA  0.2%
  1,000   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj......................   7.125    08/01/21     1,161,330
                                                                                 ------------
          WASHINGTON  0.9%
  1,000   King Cnty, WA Ser B..............................   6.625    12/01/15     1,137,860
  5,000   Washington St Pub Pwr Supply (Prerefunded @
          07/01/01) (FGIC Insd)............................   6.875    07/01/17     5,529,300
                                                                                 ------------
                                                                                    6,667,160
                                                                                 ------------
          WEST VIRGINIA  2.6%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     3,308,760
 15,000   West Virginia St Hsg Dev Fd Hsg Fin Ser B (FHA
          Gtd).............................................   7.200    11/01/20    16,053,300
                                                                                 ------------
                                                                                   19,362,060
                                                                                 ------------
          WISCONSIN  1.5%
  2,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/18       638,400
  1,750   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/19       529,217
  9,365   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   7.100    03/01/23     9,931,208
                                                                                 ------------
                                                                                   11,098,825
                                                                                 ------------
          WYOMING  0.6%
  1,500   Wyoming Cmnty Dev Auth Hsg Rev Ser 2.............   6.350    06/01/29     1,580,445
  3,000   Wyoming Cmnty Dev Auth Hsg Rev Ser 4.............   6.550    06/01/28     3,183,240
                                                                                 ------------
                                                                                    4,763,685
                                                                                 ------------
          PUERTO RICO  0.8%
  4,485   Puerto Rico Comwlth Aqueduct & Swr Auth Rev
          Rfdg.............................................   5.000    07/01/15     4,331,568
  1,110   Puerto Rico Comwlth Ser A Rfdg...................   6.000    07/01/14     1,171,206
                                                                                 ------------
                                                                                    5,502,774
                                                                                 ------------
TOTAL INVESTMENTS  100.2%
  (Cost $668,998,791)..........................................................   733,192,135
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)..................................    (1,175,420)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $732,016,715
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $668,998,791).......................    $733,192,135
Interest Receivable.........................................      14,317,283
Other.......................................................           3,357
                                                                ------------
      Total Assets..........................................     747,512,775
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,847,163
  Income Distributions -- Common and Preferred Shares.......         679,838
  Investment Advisory Fee...................................         402,603
  Custodian Bank............................................         174,760
  Administrative Fee........................................         123,878
  Affiliates................................................          20,097
Accrued Expenses............................................         175,299
Trustees' Deferred Compensation and Retirement Plans........          72,422
                                                                ------------
      Total Liabilities.....................................      15,496,060
                                                                ------------
NET ASSETS..................................................    $732,016,715
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 5,300 issued with liquidation preference of
  $50,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      64,193,344
Accumulated Net Realized Gain...............................       2,136,665
Accumulated Undistributed Net Investment Income.............       1,098,537
                                                                ------------
      Net Assets Applicable to Common Shares................     467,016,715
                                                                ------------
NET ASSETS..................................................    $732,016,715
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($467,016,715 divided
  by 27,013,149 shares outstanding).........................    $      17.29
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $44,254,854
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      4,669,891
Administrative Fee..........................................      1,436,889
Preferred Share Maintenance.................................        692,728
Custody.....................................................         54,230
Trustees' Fees and Expenses.................................         27,496
Legal.......................................................          9,286
Amortization of Organizational Costs........................          1,793
Other.......................................................        369,634
                                                                -----------
    Total Expenses..........................................      7,261,947
                                                                -----------
NET INVESTMENT INCOME.......................................    $36,992,907
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 2,380,526
  Futures...................................................         26,452
                                                                -----------
Net Realized Gain...........................................    $ 2,406,978
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     46,644,990
  End of the Period.........................................     64,193,344
                                                                -----------
Net Unrealized Appreciation During the Period...............     17,548,354
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $19,955,332
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $56,948,239
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                               Year Ended          Year Ended
                                                         October 31, 1997    October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $ 36,992,907        $ 37,296,419
Net Realized Gain....................................           2,406,978           6,088,164
Net Unrealized Appreciation/Depreciation During the
  Period.............................................          17,548,354          (3,139,021)
                                                              -----------         -----------
Change in Net Assets from Operations.................          56,948,239          40,245,562
                                                              -----------         -----------
Distributions from Net Investment Income:
  Common Shares......................................         (28,227,823)        (30,794,252)
  Preferred Shares...................................          (9,506,511)         (9,503,338)
                                                              -----------         -----------
Total Distributions..................................         (37,734,334)        (40,297,590)
                                                              -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................          19,213,905             (52,028)
NET ASSETS:
Beginning of the Period..............................         712,802,810         712,854,838
                                                              -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $1,098,537
  and $1,839,964, respectively)......................        $732,016,715        $712,802,810
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   January 24, 1992
                                                                                    (Commencement
                                              Year Ended October 31                 of Investment
                                 -----------------------------------------------    Operations) to
                                  1997      1996      1995      1994      1993     October 31, 1992
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)...............  $16.577   $16.579   $15.032   $17.954   $15.557       $14.792
                                 -------   -------   -------   -------   -------       -------
  Net Investment Income........    1.370     1.381     1.415     1.432     1.454         1.010
  Net Realized and Unrealized
    Gain/Loss..................     .738      .109     1.652    (2.842)    2.424          .550
                                 -------   -------   -------   -------   -------       -------
Total from Investment
  Operations...................    2.108     1.490     3.067    (1.410)    3.878         1.560
                                 -------   -------   -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders.............    1.045     1.140     1.140     1.140     1.085          .595
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...     .352      .352      .380      .305      .287          .200
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders.............      -0-       -0-       -0-      .056      .083           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...      -0-       -0-       -0-      .011      .026           -0-
                                 -------   -------   -------   -------   -------       -------
Total Distributions............    1.397     1.492     1.520     1.512     1.481          .795
                                 -------   -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period.......................  $17.288   $16.577   $16.579   $15.032   $17.954       $15.557
                                 =======   =======   =======   =======   =======       =======
Market Price Per Share at End
  of the Period................  $16.125   $15.813   $15.750   $14.000   $17.375       $14.875
Total Investment Return at
  Market Price (b).............    8.92%     7.84%    21.15%   (13.12%)    25.40%         3.08%*
Total Return at Net Asset Value
  (c)..........................   10.94%     7.12%    18.51%    (9.99%)    23.53%         7.68%*
Net Assets at End of the Period
  (In millions)................  $ 732.0   $ 712.8   $ 712.9   $ 671.1   $ 750.0       $ 685.2
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares................    1.60%     1.62%     1.68%     1.63%      1.59%         1.54%
Ratio of Expenses to Average
  Net Assets...................    1.01%     1.02%     1.04%     1.03%      1.01%         1.01%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)..........................    6.06%     6.24%     6.55%     6.79%      6.87%         6.71%
Portfolio Turnover.............      40%       30%       15%       20%        20%           37%*

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended January 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales.

    At October 31, 1997, for federal income tax purposes cost of long-term investments is $669,066,203, the aggregate gross unrealized appreciation is $64,193,344 and the aggregate gross unrealized depreciation is $67,412, resulting in a net unrealized appreciation of $64,125,932.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $7,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1997
--------------------------------------------------------------------------------

    For the year ended October 31, 1997 the Trust recognized expenses of approximately $158,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $296,958,790 and $282,741,547, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures

                                October 31, 1997
--------------------------------------------------------------------------------

contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       -0-
Futures Opened..............................................       185
Futures Closed..............................................      (185)
                                                                 -----
Outstanding at October 31, 1997.............................       -0-
                                                                 =====

5. PREFERRED SHARES
The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 1997, was 3.549%. During the year ended October 31, 1997, the rates ranged from 3.350% to 4.065%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. CAPITAL GAIN DISTRIBUTION
On December 1, 1997, the Trust declared a capital gain of $0.0606 per common share, of which 70.8% is long-term and 29.2% is short-term, to common shareholders of record on December 15, 1997 which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of Van Kampen American
     Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

     1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 23,133,685 shares voted for the proposal, 475,423 shares voted against, 513,245 shares abstained, and 0 shares represented broker non-votes.

     2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 4,033 shares voted in his favor, 0 shares withheld.

     3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 23,639,117 shares voted in his favor, 469,213 shares withheld.

     4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 23,654,332 shares voted for the proposal, 206,021 shares voted against, 252,010 shares abstained, and 0 shares represented broker non-votes.

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

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                                       28